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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported):  March 14, 2000

                         Commission File Number 0-19606
                             AMERICAN BIOMED, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     76-0136574
(State of other jurisdiction of                      (I.R.S. Employer
Incorporation or organization)                     Identification No.)

        10077 GROGAN'S MILL ROAD, SUITE 100, THE WOODLANDS, TEXAS 77380
               (Address of principal executive office) (Zip Code)

                                 (281) 367-3895
              (Registrant's telephone number including area code)

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Item 6.    RESIGNATION OF REGISTRANT'S DIRECTORS


          On March 14, 2000 the Board of Directors appointed Justine B. Corday as Chairman and Interim Chief Executive Officer and Marshall Kerr as President and Chief Operating Officer, replacing Steven B. Rash.

     Previously, David C. Arnold had resigned as director of the Company citing personal commitments and time restraints as his reason for resigning. The Company's controller, Colene Blankinship, resigned to pursue other opportunities, but will remain as Corporate Secretary. Their resignations were not caused by any disagreement involving company policies and operations.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  Exhibits

        16.1     Press release regarding Management Changes
        16.2     Resignation letter - David C. Arnold
        16.3     Resignation letter - Colene Blankinship


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American BioMed, Inc.



Date:   March 20, 2000                  By: /s/ Justine B. Corday
                                          ------------------------
                                        Name: Justine B. Corday
                                        Title:  Chairman of the Board and
                                                Interim Chief Executive Officer

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                                 EXHIBIT  INDEX


 EXHIBIT NO.           Name  of  Item
------------          ----------------
   16.1            Press release regarding Management Changes
   16.2            Resignation letter - David C. Arnold
   16.3            Resignation letter - Colene Blankinship

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